Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership
Beech Fly, LLC	Virginia limited liability company	90%

Buyers Home Warranty Company	California corporation	100%

Buyers Real Estate Services, Inc.	California corporation	100%

Capital Title Group, Inc.	Delaware corporation	100%

Capital Title Agency, Inc.	Arizona corporation	100%

CTG Real Estate Information Services, Inc.	Arizona corporation	100%

Nationwide Appraisal Services Corp.	Pennsylvania corporation	100%

Nationwide Appraisal and Title Services of Ohio, Inc.	Ohio corporation	100%

Nationwide TotalFlood Services, Inc.	California corporation	100%

Nations Holding Group	California corporation	100%

1031 ExchangePoint, Inc.	California corporation	100%

AdvantageWare, Inc.	California corporation	100%

First California Title Company	California corporation	100%

Land Title of Nevada	Nevada corporation	100%

United Capital Title Insurance Company (NAIC#50041)	California corporation	100%

United Title Company	California corporation	100%

New Century Holding Company	California corporation	100%

NAC1031 Exchange Services	California corporation	100%

New Century Title Company	California corporation	100%

New Century Title Holdings, Inc.	Nevada corporation	100%

Commonwealth Land Title Insurance Company (NAIC # 50083)	Nebraska corporation	100%

Atlantic Title & Abstract Company	Delaware corporation	100%

ATACO, Inc.	Pennsylvania corporation	100%

Closingguard, Inc.	Delaware corporation	100% Preferred 18.9% Common

CLTIC – RELO, Inc.	Pennsylvania corporation	100%

The Resource Alliance Group, Inc.	Delaware corporation	51%

The Resource Alliance Limited Partnership	New Jersey limited partnership	49.5%

Commercial Settlements, Inc.	District of Columbia corporation	100%

Commonwealth Land Title Company	California corporation	100%

Commonwealth Land Title Company of San Antonio	Texas corporation	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Commonwealth Land Title Company of Washington	Washington corporation	100%

Commonwealth Land Title Corporation	Iowa corporation	100%

Commonwealth Land Title Insurance Company of New Jersey (NAIC # 51195)	New Jersey corporation	100%

Commonwealth Relocation Services, Inc.	Pennsylvania corporation	100%

Congress Abstract Corporation	Pennsylvania corporation	100%

Crestview Lawyers Service	New Jersey corporation	100%

CRS Financial Services, Inc.	Pennsylvania corporation	100%

DO Holding Company, Inc.	Delaware corporation	100%

Edge Rock, Inc.	Delaware corporation	100%

Residential Title Agency, LLC	Ohio limited liability company	21%

LandAmerica Espanola Abstract Company, Inc.	New Mexico corporation	100%

Golden State Title Company	California corporation	100%

Goliath, Inc.	Pennsylvania corporation	100%

Goliath Four, L.P.	Pennsylvania limited partnership	100%

LandAmerica Albuquerque Title Company	New Mexico corporation	100%

LandAmerica Appraisal Services, Inc.	Pennsylvania corporation	100%

LandAmerica Capitol City Title Services, Inc.	New Mexico corporation	100%

LandAmerica Commonwealth Title of Austin, Inc.	Texas corporation	100%

LandAmerica Commonwealth Title of Dallas, Inc.	Texas corporation	100%

LandAmerica Commonwealth Title of Fort Worth, Inc.	Texas corporation	100%

LandAmerica Commonwealth Title of Houston, Inc.	Texas corporation	100%

LandAmerica Partners Title Company	Texas corporation	100%

LandAmerica Texas OneStop, Inc.	Texas corporation	100%

Longworth Insured Title Agency, LLC	Ohio limited liability company	51%

Louisville Title Company	Kentucky corporation	100%

Napa Land Title Company	California corporation	100%

Network Title Services, Inc.	New Jersey corporation	100%

New York Land Services, Inc.	New York corporation	100%

Osage Corporation	Pennsylvania corporation	100%

Plantco, Inc.	District of Columbia corporation	100%

Portland Financial Services Corporation	Oregon corporation	100%

Property Services, Inc.	Pennsylvania corporation	100%

Residential Abstract, LLC	New York limited liability company	51%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

RTC Holding Company	Washington corporation	100%

Southern Escrow and Title, LLC	Florida limited liability company	20%

The National 1031 Exchange Corporation	California corporation	100%

Title Guarantee Company of Rhode Island	Rhode Island corporation	100%

Title Services, Inc.	Minnesota corporation	100%

County Title Holding Corp.	California corporation	100%

All Counties Courier, Inc.	California corporation	4.5%

Award, Inc.	California corporation	100%

Carlsbad Village Investors, LLC	California limited liability company	50%

Docusign, Inc.	California corporation	100%

G & S Reconveyance Company	California corporation	100%

Golden Escrow, Inc.	California corporation	100%

Lighthouse Escrow Company	California corporation	50%

San Diego County Holding Company	California corporation	100%

Southland Title Corporation	California corporation	100%

Southland Title Equities	California corporation	100%

Southland Title of Orange County	California corporation	100%

Southland Title of San Diego	California corporation	100%

StoneRidge Escrow Corporation	California corporation	100%

Geodata Research Systems, Inc.	Florida corporation	100%

INFO1 Holding Company, Inc.	Delaware corporation	100%

Fuchs-Little, Inc.	Texas corporation	100%

LandAmerica Credit Services, Inc.	Delaware corporation	100%

Credit Resources, Inc.	New Jersey corporation	100%

Far West Credit, Inc.	Utah corporation	100%

Info1 Service Corp.	Delaware corporation	100%

LandAmerica Property Inspection Services, Inc. (formerly Inspectech, Inc.)	Virginia corporation	100%

HBIS Engineering, Inc.	Illinois corporation	100%

LFG Processing Corporation	Virginia corporation	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

LandAmerica Alliance Company	Virginia corporation	100%

8 Broad Street, LLC	New Jersey limited liability company	20%

AAA Land Title Agency, LLC	Michigan limited liability company	30%

Accurate Transaction Services, LLC	Ohio limited liability company	51%

Affiliated Title, LLC	Wisconsin limited liability company	30%

Allstar Team Title Agency, LLC	Michigan limited liability company	30%

Amera Title Insurance Agency	Michigan limited liability company	30%

America Land Title Affiliates, LLC	Ohio limited liability company	51%

America Title Insurance Agency, LLC	Arizona limited liability company	1%

Arbor Land Abstract I, LLC	Pennsylvania limited liability company	35%

Ashton Woods Title, LLC	Florida limited liability company	51%

Bedford Title Agency, LLC	Michigan limited liability company	30%

Blue Max Land & Title Agency, LLC	Ohio limited liability company	51%

BT Processing, LLC	Florida limited liability company	49%

Buckeye State Title Agency, LLC	Ohio limited liability company	51%

Cedar Hill Title Agency, LLC	Virginia limited liability company	25%

Central Title, LLC	Wisconsin limited liability company	30%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Clarion Closing Services, LLC	Pennsylvania limited liability company	50%

Colorado Title Alliance, LLC	Colorado limited liability company	1%

Commonwealth Land Title Company of Puget Sound	Virginia limited liability company	50%

Community Title of Island, LLC	Washington limited liability company	—

Community Title of Skagit, LLC	Washington limited liability company	—

Community Title of Washington, LLC	Washington limited liability company	—

Consolidated Services of Central America, Inc.	Panama corporation	25%

Cooperative Title, LLC	Ohio limited liability company	—

Covenant Title, LLC	Kansas limited liability company	—

Crossroads Title Services, LLC	Ohio limited liability company	51%

Expert Title Abstract, LLC	Virginia limited liability company	20%

Express Title Services, LLC	North Carolina limited liability company	—

First Colorado Title Company, LLC	Colorado limited liability company	25%

First Star Title Agency, LLC	Ohio limited liability company	51%

FL/LT Title Agency, LLC	Ohio limited liability company	30%

Florida Title Affiliates, LLC	Florida limited liability company	38.23%

Founders Title Company	Utah corporation	30%

Four Star Title Agency, LLC	Ohio limited liability company	51%

Great Rivers Title Company, LLC	Missouri limited liability company	10%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Haynes Title Agency, LLC	Michigan limited liability company	25%

Home Title Services, LLC	Texas limited liability company	25%

Integrity First Financial Services, LLC	Florida limited liability company	20%

Intellihub Solutions and Services, LLC	Delaware limited liability company	30%

Jones & Tatom Title & Trust, LLC	Virgin Islands limited liability company	5%

Kent Title Agency of Western Michigan, LLC	Michigan limited liability company	—

Kitsap County Title Agency, LLC	Washington limited liability company	51%

Lake Title and Closing Agency, LLC	Virginia limited liability company	—

Lakeshore Title Services Agency, LLC	Michigan limited liability company	25%

Land America Insurance Services, Inc.	Florida corporation	70%

Land Title Associates, LLC	Virginia limited liability company	40%

LandAmerica – Lake Settlement, LLC	Virginia limited liability company	—

LandAmerica Production Center, LLC	Virginia limited liability company	70%

Lawyers Title Agency of the Emerald Coast, Inc.	Florida corporation	25%

Liberty Investors Group, Inc.	California corporation	40%

LT-CFS, LLC	Virginia limited liability company	30%

M and M Title Services, LLC	Ohio limited liability company	51%

Macatawa Title Agency, LLC	Michigan limited liability company	50%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Manifest Title Agency I, LLC	Ohio limited liability company	—

MBC Title Agency, LLC	Michigan limited liability company	50%

Merrill Title Company, LLC	Utah limited liability company	40%

Metropolitan Title and Escrow Company, LLC	Virginia limited liability company	80%

National Land Title Services Agency, LLC	Michigan limited liability company	—

National Land Transfer of New Jersey, LLC	New Jersey limited liability company	51%

New Mexico Title Company – Albuquerque, LLC	Virginia limited liability company	50%

New Mexico Title Company – Barbara Loop, LLC	Virginia limited liability company	50%

North Carolina Title Associates, LLC	Virginia limited liability company	—

Northridge Title Agency, LLC	Ohio limited liability company	51%

Ocean Abstract Company	New Jersey corporation	25%

Oklahoma OneStop, LLC	Oklahoma limited liability company	55%

Old Northwest Title Agency, LLC	Ohio limited liability company	30%

Platinum Title Agency of Grand Rapids, LLC	Michigan limited liability company	—

Prestige Title Agency, LLC	Virginia limited liability company	25%

Professional Title, LLC	Kansas limited liability company	30%

Real Estate eTax Service, LLC	Michigan limited liability company	30%

Realty Reports Alliance, LLC	New York limited liability company	50%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Echo Home Title Agency, LLC	New York limited liability company	50%

United Settlement, LLC	New York limited liability company	51%

Redstone Title Insurance Agency, LLC	Michigan limited liability company	25%

Scioto Land Title, LLC	Ohio limited liability company	51%

SDC Title of Ohio Agency LTD, LLC	Ohio limited liability company	51%

Secura Transaction Services, LLC	Ohio limited liability company	51%

Select Title, LLC	West Virginia limited liability company	80%

Sevenstar Title Agency, LLC	Arizona limited liability company	50%

Shipbuilders Title, LLC	Virginia limited liability company	30%

Sibcy Cline Title Agency, LLC	Ohio limited liability company	30%

Spectrum Title Agency, LLC	Michigan limited liability company	40%

Sponsors Title Agency, LLC	Virginia limited liability company	—

SSL Title Agency, LLC	Ohio limited liability company	51%

State Street Title Agency, LLC	Michigan limited liability company	49%

Suburban Title Services, LLC	Ohio limited liability company	51%

Taft Title/LA Agency, LLC	Ohio limited liability company	51%

The Title Research Agency, LLC	Michigan limited liability company	30%

Title Associates, LLC	Texas limited liability company	25%

Title Associates Agency, LLC	Michigan limited liability company	40%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

TLC Title Agency, LLC	Arizona limited liability company	57%

Trident Abstract Title Agency, LLC	New Jersey limited liability company	20%

Trinity Title Insurance Agency, Inc.	Georgia corporation	25%

Universal Land Title of North Texas, LLC	Delaware limited liability company	20%

US Financial Title Services, LLC	Ohio limited liability company	51%

USA Title Affiliates, Inc.	Virginia corporation	100%

ABC USA Title Agency, LLC	Virginia limited liability company	50%

Closing USA Title Affiliates, LLC	Florida limited liability company	—

CW Title Agency, LLC	New Jersey limited liability company	—

Homeowners USA Title Agency, LLC	Virginia limited liability company	40%

HomeSafe USA Title Agency, LLC	Virginia limited liability company	50%

M & M Title Services of Florida, LLC	Florida limited liability company	34.5%

TCH Title, LLC	Minnesota limited liability company	25%

Teamwork Title of Virginia, LLC	Virginia limited liability company	40%

Title Affiliates of America, LLC	Florida limited liability company	30%

Title Affiliates of Gulf Properties, LLC	Florida limited liability company	30%

Title Affiliates of HMRE, LLC	Florida limited liability company	30%

Title Affiliates of Lake Buena Vista, LLC	Florida limited liability company	1%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Title Affiliates of Lansing, LLC	Florida limited liability company	27.78%

Title Affiliates of Naples, LLC	Florida limited liability company	30%

Title Affiliates of Naples Broker Realty, LLC	Florida limited liability company	30%

Title Affiliates of PHL, LLC	Florida limited liability company	25%

Title Affiliates of South Florida, LLC	Florida limited liability company	30%

Title Affiliates of Southwest Florida, LLC	Florida limited liability company	30%

Title Affiliates of Sundance, LLC	Florida limited liability company	30%

Title Affiliates of Tampa Bay, LLC	Florida limited liability company	30%

Title Affiliates of the MYAKKA Valley, LLC	Florida limited liability company	30%

Title Affiliates of West Central Florida, LLC	Florida limited liability company	30%

Virginia USA Title Agency, LLC	Virginia limited liability company	1%

Vineyard Investment Group, LLC	New Hampshire limited liability company	25%

VIP Title Agency, LLC	Ohio limited liability company	51%

Wilson Title Insurance & Escrow Services, LLC	Wisconsin limited liability company	25%

Woodland Realty Title Agency, LLC	Michigan limited liability company	1%

LandAmerica Assessment Corporation	Virginia corporation	100%

LandAmerica Valuation Corporation	Virginia corporation	100%

LandAmerica Commercial Search Services Company	Virginia corporation	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Data Trace Information Services, LLC	Delaware limited liability company	20%

Data Trace Information Services II, LLC	Delaware limited liability company	20%

LandAmerica (Europe) Sarl	Switzerland corporation	95%

LandAmerica Exchange Company	Maryland corporation	100%

Building Exchange Company	Virginia corporation	100%

Arden Echelon Partners, LLC	New Jersey limited liability company	100%

Bayside Partners IV, LLC	Michigan limited liability company	100%

Building Exchange Properties G.P., LLC	Virginia limited liability company	100%

CWLT Roseland Exchange, LLC	New Jersey limited liability company	100%

Glenville, LLC	Delaware limited liability company	100%

LAEC, LLC	Ohio limited liability company	100%

Landam Construction Exchange Company	Virginia corporation	100%

OTV Construction Exchange, LLC	Missouri limited liability company	100%

LandAmerica Services, Inc.	Virginia corporation	100%

Complete Closing Services, Incorporated	New Jersey corporation	100%

LandAmerica International Holding Company	Virginia corporation	100%

CTCA Services	Cayman Islands corporation	25%

LandAmerica Insurance Agency, Inc.	Virginia corporation	100%

LEISA of Connecticut, Inc.	Connecticut corporation	100%

LandAmerica OneStop, Inc.	Virginia corporation	100%

LandAmerica Maryland Holding Company	Maryland corporation	100%

MSTD Inc.	Maryland corporation	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Realitics, LLC	Georgia limited liability company	50%

LandAmerica Tax and Flood Services, Inc.	California corporation	100%

Geologix Flood Services, LLC	California limited liability company	100%

Lawyers Title Insurance Corporation (NAIC # 50024)	Nebraska corporation	100%

American Title Group, Inc.	Texas corporation	100%

LandAmerica American Title Company	Texas corporation	100%

LandAmerica Austin Title Company	Texas corporation	100%

LandAmerica Lawyers Title of San Antonio, Inc.	Texas corporation	100%

LandAmerica Texas Title Company	Texas corporation	100%

Atlanta Title Company	Georgia corporation	100%

Biltmore Abstract Limited Partnership	Pennsylvania limited partnership	49.95%

Brighton Title Services Company, LLC	Michigan limited liability company	50%

Builders Disbursement Services, Inc.	Virginia corporation	100%

CFS Title Insurance Agency, LLC	Virginia limited liability company	50%

Charleston Title Agency, LLC	Ohio limited liability company	51%

Chatham Settlement, LP	Pennsylvania limited partnership	49.95%

Commerce Title Guaranty Co.	Tennessee corporation	100%

First Stable Properties, Inc.	Virginia corporation	100%

Global Corporate Services, Inc.	Virginia corporation	100%

Guarantee Title Co., Inc.	Kansas corporation	100%

Land Canada Limited	Canada corporation	51%

LandAmerica Charter Title Company	Virginia corporation	100%

Charter Title/Sugarland, Ltd.	Texas limited partnership	80%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Charter Title Company – Galveston, LLC	Texas limited liability company	100%

Harbour Title Company	Texas corporation	50%

LandAmerica (Europe) Sarl	Switzerland corporation	5%

LandAmerica Lawyers Title of Amarillo, Inc.	Texas corporation	100%

LandAmerica Lawyers Title of El Paso, Inc.	Virginia corporation	100%

LandAmerica Lawyers Title of Roswell, Inc.	New Mexico corporation	100%

LandAmerica New Mexico Title Company	New Mexico corporation	100%

LandAmerica Wilson Title Company	Texas corporation	100%

Lawyers Holding Corporation	Virginia corporation	100%

Biltmore Abstract, LLC	Pennsylvania limited liability company	50%

Chatham Abstract, LLC	Pennsylvania limited liability company	50%

Lion Abstract, LLC	Pennsylvania limited liability company	50%

Louisville Title Agency of Central Ohio, Inc.	Ohio limited liability company	100%

Oakton Title, Inc.	Virginia corporation	100%

Lawyers Title Agency of North Florida, West Division, Inc.	Florida corporation	100%

Lawyers Title Canada Corporation	Canada corporation	100%

Lawyers Title Company	California Corporation	100%

California Land Title Company	California Corporation	100%

Channel Islands Escrow, Inc.	California Corporation	100%

Continental Land Title Company	California Corporation	100%

LandAmerica Default Services Company	California Corporation	100%

3 Arch Financial Services Corporation	Delaware corporation	100%

3 Arch Trustee Services, Inc.	Delaware corporation	100%

LTC Exchange Company	California Corporation	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

LandAmerica Account Servicing, Inc.	Arizona corporation	100%

Lawyers Title of Arizona, Inc.	Arizona corporation	100%

Lawyers Title Agency of Arizona, LLC	Arizona limited liability company

Lawyers Title of Nevada, Inc.	Nevada corporation	100%

Lawyers Title of Pueblo, Inc.	Colorado corporation	100%

Lawyers Title Realty Services, Inc.	Virginia corporation	100%

Lawyers Title Settlement Company, LLC	Virginia limited liability company	50%

Lion Abstract Limited Partnership	Pennsylvania limited partnership	49.95%

LTTM, Inc. (f/k/a Ten Mile Title, Inc.)	Colorado corporation	100%

LTIC Alliance, LLC	Ohio limited liability company	100%

HL Title Agency, LLC	Ohio limited liability company	51%

M/I Title Agency, Ltd.	Ohio limited liability company	10%

Memphis, TN Joint Plant, LLC	Ohio limited liability company	33.33%

NIA/Lawyers Title Agency	New Jersey corporation	50%

Performance Tax Services, Inc	Texas corporation	100%

Property Title Insurance Corporation	Puerto Rico corporation	100%

APEX Title Insurance Corporation	Puerto Rico corporation	100%

Cancellation Services, Inc.	Puerto Rico corporation	100%

Ranier Title, LLC	Washington limited liability company	25%

RE/Affirm Title Agency, LLC	Ohio limited liability company	51%

Real Estate Title Company, Incorporated	Maryland corporation	100%

The Indianapolis Joint Plant Partnership	Indiana corporation	33.33%

The Title Guarantee & Trust Company	Ohio corporation	100%

Title Investors Group, Inc.	Texas corporation	100%

Exhibit 21

Subsidiaries of LandAmerica Financial Group, Inc.

As of December 31, 2006

LandAmerica Financial Group, Inc. (Direct subsidiaries in bold)	State of Incorporation or Organization	% of Direct or Indirect Ownership

Land Title Insurance Company (NAIC # 50822)	California Corporation	100%

Title Insurance Company of America (NAIC #50245)	Tennessee corporation	100%

Mid-South Title Corporation	Tennessee corporation	100%

Rutherford County Title Insurance Co.	Tennessee corporation	100%

TransOhio Residential Title Agency Ltd.	Ohio corporation	20%

LoanCare Servicing Center, Inc.	Virginia corporation	100%

Orange County Bancorp	California corporation	100%

Centennial Bank	California corporation	100%

Palma, LaZar and Ulsh, LP	Pennsylvania limited partnership	40%

Residential Property Maintenance, Inc.	Arizona corporation	100%

RQ Holdings, Inc.	Texas corporation	40%

Transnation Title Insurance Company (NAIC # 50012)	Nebraska corporation	100%

American Title Company of Livingston	Michigan Corporation	100%

Colorado National Title, Inc.	Colorado corporation	50%

Escrow Support Network	California corporation	100%

Gateway Title Company	California corporation	100%

Land Title Agency, Inc.	New Jersey corporation	100%

Portland Title Agency, LLC	Oregon limited liability company	51%

Transnation Title & Escrow, Inc.	Delaware corporation	100%

Title Transfer Services, Inc	Colorado corporation	100%

Xenia Property Company	Pennsylvania corporation	100%

USA Title Affiliates of Florida, Inc.	Florida corporation	100%

USA Title Affiliates of Florida, LLC	Florida limited liability company	25.33%